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                                                                    Exhibit 23.1


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statements Nos. 333-83444, 333-93473, 33-12399, 33-40796, 33-78584 and 33-65081 of Dionex
Corporation on Form S-8 of our reports dated July 29, 2002, appearing in this Annual Report on Form 10-K of Dionex Corporation for the year ended June 30, 2002.

DELOITTE & TOUCHE LLP

San Jose, California
August 26, 2002